INTERNATIONAL

ADVANTUS INTERNATIONAL BALANCED FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000

                                                          [LOGO]
                                                       ADVANTUS-TM-
                                                      FAMILY OF FUNDS


BALANCED

[BACKGROUND GRAPHIC OF SCALES]

ADVANTUS INTERNATIONAL BALANCED FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          8

STATEMENT OF ASSETS AND
LIABILITIES                       13

STATEMENT OF OPERATIONS           14

STATEMENTS OF CHANGES IN NET
ASSETS                            15

NOTES TO FINANCIAL STATEMENTS     16

INDEPENDENT AUDITORS' REPORT      22

FEDERAL INCOME TAX INFORMATION    23

SHAREHOLDER VOTING RESULTS        25

SHAREHOLDER SERVICES              26

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE UPDATE

[PHOTO] [PHOTO] [PHOTO]

GARY CLEMONS AND UMRAN DEMIRORS
EDGERTON TUCKER SCOTT III, CFA
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The Fund seeks to achieve its objective by investing in equity and debt securities issued by large and small international companies and government agencies. While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Templeton Investment Counsel, Inc. provides investment advice to the Fund under a subadvisory agreement.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus International Balanced Fund's performance for the year ended September 30, 2000 for each class of shares offered was as follows:

CLASS A..........................  6.26 PERCENT*
CLASS B..........................  5.36 PERCENT*
CLASS C..........................  5.36 PERCENT*

By comparison, an international equity index, the MSCI EAFE Index,** returned
3.43 percent, and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned -8.21 percent for the same period.

The portfolio allocation at September 30, 2000 was 62.0 percent equity,
32.1 percent fixed income with the remaining portion in short-term instruments and cash.

PERFORMANCE ANALYSIS

This year has been a challenging one for global equity markets and investors. As investors continued to return to a focus on value, the global sector rotation that started in March of 2000 persisted during the third quarter and equity markets in general posted significant declines. This shift away from growth is certainly one of the factors which explains our performance relative to the benchmark this year. Profit warnings by several leading telecom companies became the catalysts for the continued rotation during the most recent quarter. Such warnings created doubts over the overly high expectations that we thought had been built into many of the world's telecom and technology stocks. Another factor that explains our performance was a shift in sentiment toward a slowing US economy. This shift diverted attention globally away from the speculative end of the market and focused it on more defensive sectors and companies trading on undemanding valuations. The return to fundamental analysis and value favors Templeton's investment approach. On average, our current equity holdings have been trading on multiples that are approximately one-half those of the MSCI All Country World Free non-US Index, thus we have benefited on a relative basis from the rotation into value stocks.

From an equity perspective, as of September 30, 2000, Europe continues to represent our largest weighting at 39.4 percent, followed by Asia at
11.3 percent and Latin America at 4.5 percent. The best performing stocks during the year were our pharmaceutical, insurance and electrical and electronics holdings as the market embraced defensiveness and stable earnings. Our United Kingdom holdings were weak, and detracted from the year's performance.

Turning to the fixed income portion of the portfolio, during the twelve months ending September 30, 2000, the JP Morgan Global Government Bond Index ex.
U.S. - a benchmark index for fixed income portion of the International Balanced Fund - posted a negative return of 8.2 percent in U.S.

dollar terms, underperforming the strong positive return of 7.4 percent for the JPM U.S. Government Bond Index - a benchmark index for U.S. Treasuries. A stronger U.S. dollar against the major global currencies during the period resulted in poor returns for the index in U.S. dollar terms.

The U.S. Treasury yield curve became inverted during the period, shifting upward on the short-end and downward on the long-end, as the Federal Reserve increased the Fed funds rate by 125 basis points and the U.S. Treasury implemented a bond buyback program. The latter resulted in positive returns in the U.S. bond market in general, as mentioned earlier. Meanwhile, the Euroland benchmark yield curve merely flattened by rising at the short-end as the ECB raised its reference interest rate. The positive return of 3.5 percent in local terms of the Euroland bond market during the period was the result of the interest obtained from holding such bonds, which offset the decline in their price.

European bonds rose 4.26 percent in local terms, as all European bond markets offered positive returns in local terms. The U.K. index led the way in Europe, rising 7.5 percent in local terms despite the Bank of England's official interest rate increases during the year. German, Italian, French and Spanish bonds rose 3.6 percent, 3.5 percent, 3.3 percent, and 3.6 percent, respectively, in local terms. Danish bonds slightly outperformed the Euroland countries, rising by 3.8 percent, while Sweden outperformed every country, except the U.K., rising 7.4 percent as a result of governments commitment to buy back debt with the fiscal surpluses in excess of the annual budget expectations. The Japanese Index rose 0.9 percent despite a 25 basis point increase in short-term interest rates by the Bank of Japan in August. The dollar-bloc bond markets outperformed the European bond markets in local terms, but underperformed the U.S. market in local terms. Australian, Canadian, and New Zealand bonds rose 6.1 percent, 6.0 percent and 7.1 percent, respectively, during the year.

At the beginning of the period, investors continued to lose their optimism regarding the direction of interest rates. Partly because of the potential negative effect of higher oil prices on inflation, but mostly because of upward revisions of global economic growth forecasts. The negative bond market outlook resulted from confirmation of an economic recovery in Europe and better than expected growth in Japan, as well as continued growth in the U.S. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and a tighter monetary policy stance by central banks. Thus the positive trend in global growth led to the consensus view that the industrial economies, except for perhaps Japan, had reached the bottom of their respective interest rate cycles. During the second half of the period, inflation expectations improved as oil prices stabilized (albeit at higher levels) and the economic data showed growth rates converging toward more sustainable levels.

On a macro level, despite the difficulty with generalizing as far as individual markets are concerned, three factors explain why Japan's equity market lagged even the weak overall market during the year. First, there was the global sector rotation into value by foreign investors. Japan still has many richly valued companies. Second, there was the high profile bankruptcy of a Japanese retailer, which refocused attention on Japan's historical problems with over-leveraged companies and poor banking practices. And third, the Central Bank raised interest rates for the first time in a decade - a symbolic move to emphasize that Japan's economy is coming out of a deflationary period. However, investors are concerned that interest rates are being raised too early and that this could hinder Japan's nascent economic recovery, the same way that tax increases did in 1997. Despite these issues, we believe that the long-term potential for a Japanese economic and corporate profit recovery remains. Thus, our team of analysts continues to work diligently to identify those companies that are committed to restructuring, have strong balance sheets, and are trading on reasonable valuations.

In Europe, the main highlight for the year was the continued weakness of both sterling and the euro versus the US dollar, an event that we attribute to the relatively stronger economic growth in the United States. At the beginning of the year, consensus forecasts called for US GDP to slow from 5 percent to 3 percent, but for Eurozone GDP to increase from 2 percent to 3 percent. However, the United States continued to beat consensus expectations and forecasts have been upgraded back to 5 percent for the Eurozone. Against the dollar, the euro has been trading at all-time lows, falling 8 percent this past quarter alone, and as of September 30, 2000, was 25 percent cheaper in dollar terms than when it was introduced in January 1999.

OUTLOOK
We are comfortable with holding almost 40 percent of the portfolio in European equities. Led by exports, which certainly benefit from a relatively weak currency and productivity improvements, we are optimistic that European economic growth will beat consensus expectations. We expect productivity to be boosted by structural reforms relating to Europe's restrictive labor markets and by reductions in onerous corporate tax rates. In the last few months, Germany, France and Italy have each committed to bringing down their corporate tax levels over the next several years. Higher tax rates in Europe - often upside of 50 percent - made it difficult for European companies to compete globally when other companies, particularly those in the US, have had corporate tax rates closer to 35 percent. Tax reforms will result in improved cash flows, giving companies more flexibility in their balance sheets and future investment. Structural reforms and corporate restructuring also remain core themes for many of our European holdings.

We also believe that global inflation will likely be low in the period ahead and that global economic growth should continue to be slightly higher than the historical averages. This is an ideal environment for high quality bonds and this makes the management team positive for the outlook for the fixed income assets of the Fund going forward.

We continue to believe that Templeton's disciplined investment philosophy and rigorous fundamental analysis will benefit both absolute and relative returns in this turbulent environment.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
              INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND,
          MSCI EAFE INDEX, J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX,
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through September 30, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       .42%
Five year                     6.79%
Since inception (9/16/94)     6.50%

(Thousands)

         CLASS A  EAFE INDEX  J.P. MORGAN INDEX    CPI
9/16/94  $10,000     $10,000            $10,000  $10,000
9/30/94    9,274       9,845             10,094   10,054
9/30/95    9,961      10,460             11,972   10,275
9/30/96   11,030      11,399             12,605   10,584
9/30/97   13,576      12,819             12,639   10,818
9/30/98   11,809      11,782             14,133   10,973
9/30/99   13,775      15,472             14,256   11,261
9/30/00   14,638      16,003             13,087   11,643

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       .36%
Since inception (1/31/97)     4.12%

(Thousands)

         CLASS B  EAFE INDEX  J.P. MORGAN INDEX    CPI
1/31/97  $10,000     $10,000            $10,000  $10,000
9/30/97   10,730      11,246             10,027   10,094
9/30/98    9,264      10,336             11,212   10,238
9/30/99   10,887      13,573             11,310   10,507
9/30/00   11,589      14,039             10,382   10,864

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      5.36%
Five year                     7.13%
Since inception (3/1/95)      8.23%

(Thousands)

         CLASS C  EAFE INDEX  J.P. MORGAN INDEX    CPI
3/1/95   $10,000     $10,000            $10,000  $10,000
9/30/95   11,026      11,175             11,198   10,146
9/30/96   12,120      12,179             11,791   10,450
9/30/97   14,780      13,696             11,822   10,682
9/30/98   12,759      12,588             13,219   10,834
9/30/99   14,738      16,530             13,335   11,119
9/30/00   15,555      17,097             12,241   11,497

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                      MARKET    % OF STOCK
COMPANY                                    SHARES     VALUE      PORTFOLIO
-------                                   --------  ----------  -----------
ING Groep...............................   17,850   $1,189,008        3.6%
E.On Ag.................................   22,160    1,142,082        3.4%
XL Capital, Ltd. Class A................   15,400    1,131,900        3.4%
Akzo Nobel..............................   26,000    1,096,771        3.3%
Shell Transportation & Trading
  Company PLC...........................  129,600    1,055,791        3.2%
                                                    ----------  ---------
                                                    $5,615,552       16.9%
                                                    ==========  =========

FIVE LARGEST BOND HOLDINGS

                                                      MARKET     % OF BOND
COMPANY                                               VALUE      PORTFOLIO
-------                                             ----------  -----------
International Bank of Reconstruction and
  Development 5.250%, 3/20/02.....................  $2,246,998       13.0%
Italian Government 7.750%, 11/01/06...............   2,071,206       12.0%
Federal Republic of Germany 4.500%, 7/04/09.......   1,568,478        9.1%
Government of France 4.000%, 10/25/09.............   1,342,825        7.8%
International Bank of Reconstruction and
  Development 4.500%, 3/20/03.....................   1,273,891        7.4%
                                                    ----------  ---------
                                                    $8,503,398       49.3%
                                                    ==========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financial                          17.2%
Energy                              5.5%
Communication Services             10.4%
Technology                          0.8%
Transportation                      2.4%
Capital Goods                       7.7%
Consumer Cyclical                   2.2%
Basic Materials                     6.8%
Utilities                           4.7%
Health Care                         2.8%
Consumer Staples                    1.2%
Foreign Government Bonds           31.9%
Cash and Other Assets/Liabilities   6.4%

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2000

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
COMMON STOCK (58.2%)
  ARGENTINA (.6%)
    Telecommunication (.6%)
  22,700   Nortel Invesora SA ADR...........................  $     339,081
                                                              -------------
  AUSTRALIA (1.9%)
    Banks (1.9%)
 142,200   Australia & New Zealand Banking Group, Ltd.......      1,022,766
                                                              -------------
  AUSTRIA (.1%)
    Electrical Equipment (.1%)
   2,310   EVN..............................................         65,234
                                                              -------------
  BERMUDA (2.1%)
    Insurance (2.1%)
  15,400   XL Capital, Ltd. Class A.........................      1,131,900
                                                              -------------
  CANADA (.8%)
    Mining ( - )
   5,500   Kinross Gold Corporation (b).....................          3,144
    Oil & Gas (.8%)
  49,750   Husky Energy, Inc. (b)...........................        461,260
                                                              -------------
                                                                    464,404
                                                              -------------
  CHILE (.7%)
    Telecommunication (.7%)
  21,430   Compania de Telecomunicaciones de Chile SA ADR...        372,346
                                                              -------------
  FINLAND (1.9%)
    Banks (1.9%)
 128,390   Nordic...........................................        908,700
  13,000   Stora Enso.......................................        108,874
                                                              -------------
                                                                  1,017,574
                                                              -------------
  FRANCE (6.7%)
    Chemicals (1.6%)
  11,199   Aventis (b)......................................        840,065
    Insurance (1.4%)
   6,000   AXA..............................................        783,660
    Machinery (.7%)
  16,470   Alstom...........................................        380,084
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FRANCE--CONTINUED
    Mining (.6%)
   7,820   Pechiney.........................................  $     312,622
    Oil & Gas (1.0%)
   3,610   Total Fina Elf...................................        528,210
    Telecommunication (1.4%)
  12,200   Alcatel ADR......................................        767,075
                                                              -------------
                                                                  3,611,716
                                                              -------------
  GERMANY (2.8%)
    Electric Companies (2.1%)
  22,160   E.On Ag..........................................      1,142,082
    Manufacturing (.7%)
   6,930   Adidas-Salomon...................................        379,175
                                                              -------------
                                                                  1,521,257
                                                              -------------
  HONG KONG (2.9%)
    Electric Companies (.1%)
  18,000   Hong Kong Electric Holdings......................         55,638
    Investment Bankers/Brokers (1.3%)
  49,200   HSBC Holdings....................................        687,812
  28,000   Peregrine Investments Holdings...................              0
    Technology (.2%)
   8,100   China.Com Corporation Class A (b)................        107,831
    Telecommunication (1.3%)
  68,500   Swire Pacific Class A............................        426,977
 352,400   Swire Pacific Class B............................        289,264
                                                              -------------
                                                                  1,567,522
                                                              -------------
  ISRAEL (.8%)
    Drugs (.8%)
   5,800   TEVA Pharmaceutical Industries, Ltd. ADR.........        424,488
                                                              -------------
  ITALY (1.1%)
    Banks (1.1%)
 169,400   Banca Nazionale del Lavoro.......................        571,073
                                                              -------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
JAPAN (7.7%)
    Drugs (1.4%)
  18,000   Ono Pharmaceutical...............................  $     739,589
    Electrical Equipment (1.0%)
   5,100   Sony Corporation.................................        517,268
    Investment Bankers/Brokers (1.7%)
  43,600   Nomura Securities................................        948,177
    Office Equipment (.7%)
  17,000   Fujitsu..........................................        394,873
    Telecommunication (1.6%)
      86   Nippon Telegraph & Telephone Corporation.........        843,605
    Water Utilities (1.3%)
  37,000   Kurita Water Industries..........................        683,093
                                                              -------------
                                                                  4,126,605
                                                              -------------
  MEXICO (1.6%)
    Telecommunication (1.6%)
  16,700   Telefonos de Mexico ADR..........................        888,231
                                                              -------------
  NETHERLANDS (5.4%)
    Chemicals (2.0%)
  26,000   Akzo Nobel.......................................      1,096,771
    Investment Bankers/Brokers (2.2%)
  17,850   ING Groep........................................      1,189,008
    Publishing (1.2%)
  32,980   Wolters Kluwer...................................        669,412
                                                              -------------
                                                                  2,955,191
                                                              -------------
  NEW ZEALAND (.6%)
    Telecommunication (.6%)
 141,000   Telecom Corporation of New Zealand...............        350,777
                                                              -------------
  NORWAY (.6%)
    Chemicals (.6%)
   7,666   Norsk Hydro......................................        320,880
                                                              -------------
  PHILIPPINES (.2%)
    Telecommunication (.2%)
   5,300   Philippine Long Distance Telephone...............         92,922
                                                              -------------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
SINGAPORE (.6%)
    Technology (.6%)
  14,950   Creative Technology..............................  $     310,213
                                                              -------------
  SOUTH AFRICA (.2%)
    Mining (.2%)
   6,300   Anglogold Ltd. ADR...............................        115,763
                                                              -------------
  SPAIN (4.1%)
    Electric Companies (1.2%)
  50,072   Iberdrola........................................        636,315
    Oil & Gas (1.8%)
  52,550   Repsol...........................................        966,927
    Telecommunication (1.1%)
  21,738   Telefonica SA....................................        428,869
   2,833   Telefonica SA (b)................................        168,386
                                                              -------------
                                                                  2,200,497
                                                              -------------
  SWEDEN (2.2%)
    Banks (1.0%)
  36,300   Foreningssparbaken...............................        516,257
    Trucks and Parts (1.2%)
  17,200   Autoliv..........................................        335,400
  20,800   Volvo............................................        335,763
                                                              -------------
                                                                  1,187,420
                                                              -------------
  SWITZERLAND (1.9%)
    Insurance (.6%)
     160   Swiss Reinsurance................................        305,485
    Investment Bankers/Brokers (1.3%)
   1,575   Zurich Allied....................................        728,087
                                                              -------------
                                                                  1,033,572
                                                              -------------
  UNITED KINGDOM (10.7%)
    Aerospace/Defense (.2%)
  17,000   BAE Systems PLC..................................         91,741
    Air Freight (.6%)
 324,290   Stagecoach Holdings PLC..........................        327,233
    Airlines (1.2%)
 154,400   British Airways PLC..............................        652,311
    Chemicals (.3%)
  28,881   Hanson PLC.......................................        160,981

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
    Electrical Equipment (1.2%)
 137,200   Williams PLC.....................................  $     669,406
    Food (1.2%)
  57,100   J Sainsbury PLC..................................        314,895
  67,100   Tate & Lyle PLC..................................        231,153
  12,750   Unilever PLC.....................................         82,567
    Houseware (.3%)
 138,600   Elementis PLC....................................        141,907
    Insurance (.9%)
  41,700   Allied Zurich PLC................................        474,115
    Manufacturing (1.0%)
 218,600   Rolls-Royce PLC..................................        551,056
    Medical Products/Supplies (.6%)
  31,750   Nycomed Amersham.................................        309,512
    Oil & Gas (1.9%)
 129,600   Shell Transportation & Trading Company PLC.......      1,055,791
    Retail (.7%)
 101,300   Mark & Spencer PLC...............................        304,037
  36,083   Mothercare PLC...................................         68,286
    Shipping (.6%)
  36,425   Peninsular & Oriental Steam Navigation                   320,433
            Company PLC.....................................
                                                              -------------
                                                                  5,755,424
                                                              -------------
Total common stock (cost: $30,347,900)......................     31,446,856
                                                              -------------

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
PREFERRED STOCK (3.5%)
  BRAZIL (1.5%)
    Chemicals (1.5%)
   28,640    Petrol Brasileiros...............................  $     818,064
                                                                -------------
  GERMANY (.7%)
    Trucks and Parts (.7%)
   12,605    Volkswagen.......................................        346,510
                                                                -------------
  ITALY (1.3%)
    Telecommunication (1.3%)
  131,900    Telecom Italia Spa...............................        719,363
                                                                -------------
Total preferred stock (cost: $1,198,809)......................      1,883,937
                                                                -------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                           MARKET
PRINCIPAL                                                         COUPON    MATURITY      VALUE(A)
---------                                                         -------  ----------  --------------
LONG-TERM DEBT SECURITIES (31.9%) (c)
  AUSTRALIA (1.5%)
    Government (1.5%)
   1,200,000   New South Wales Treasury Corporation (Australian
                Dollar).........................................   6.500%    05/01/06  $     647,902
     314,000   Queensland Treasury Corporation (Australian
                Dollar).........................................   6.500%    06/14/05        170,318
                                                                                       -------------
                                                                                             818,220
                                                                                       -------------
  BELGIUM (1.4%)
    Government (1.4%)
     775,000   Belgium Government (European Currency Unit)......   7.500%    07/29/08        765,258
                                                                                       -------------
  CANADA (2.0%)
    Government (2.0%)
     789,000   Canadian Government (Canadian Dollar)............   7.000%    12/01/06        556,584
     671,000   Canadian Government (Canadian Dollar)............   8.750%    12/01/05        503,732
                                                                                       -------------
                                                                                           1,060,316
                                                                                       -------------
  DENMARK (1.4%)
    Government (1.4%)
   1,436,000   Kingdom of Denmark (Danish Kroner)...............   5.000%    08/15/05        165,219
   4,844,000   Kingdom of Denmark (Danish Kroner)...............   7.000%    12/15/04        600,300
                                                                                       -------------
                                                                                             765,519
                                                                                       -------------
  FRANCE (4.5%)
    Government (4.5%)
   1,686,000   Government of France (European Currency Unit)....   4.000%    10/25/09      1,342,825
   1,172,000   Government of France (European Currency Unit)....   6.750%    10/25/03      1,084,478
                                                                                       -------------
                                                                                           2,427,303
                                                                                       -------------
  GERMANY (4.5%)
    Government (4.5%)
   1,043,000   Federal Republic of Germany (European Currency
                Unit)...........................................   3.250%    02/17/04        868,626
   1,875,000   Federal Republic of Germany (European Currency
                Unit)...........................................   4.500%    07/04/09      1,568,478
                                                                                       -------------
                                                                                           2,437,104
                                                                                       -------------
  ITALY (5.7%)
    Government (5.7%)
     757,000   Buoni Poliennali del Tesoro (European Currency
                Unit)...........................................   5.500%    11/01/10        666,316
   2,112,393   Italian Government (European Currency Unit)......   7.750%    11/01/06      2,071,206
     335,000   Italian Government (European Currency Unit)......   8.500%    08/01/04        326,472
                                                                                       -------------
                                                                                           3,063,994
                                                                                       -------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                           MARKET
PRINCIPAL                                                         COUPON    MATURITY      VALUE(A)
--------------------------------------------------------------------------------------------------
JAPAN (6.5%)
    Government (6.5%)
 125,800,000   International Bank of Reconstruction and
                Development (Japanese Yen)......................   4.500%    03/20/03  $   1,273,891
 227,000,000   International Bank of Reconstruction and
                Development (Japanese Yen)......................   5.250%    03/20/02      2,246,998
                                                                                       -------------
                                                                                           3,520,889
                                                                                       -------------
  NETHERLANDS (1.4%)
    Government (1.4%)
     840,000   Netherlands Government (European Currency
                Unit)...........................................   5.750%    02/15/07        760,643
                                                                                       -------------
  SPAIN (.8%)
    Government (.8%)
     404,000   Government of Spain (European Currency Unit).....  10.150%    01/31/06        432,375
                                                                                       -------------
  SWEDEN (.3%)
    Government (.3%)
   1,700,000   Sweden Kingdom (Swedish Krona)...................   6.000%    02/09/05        182,725
                                                                                       -------------
  UNITED KINGDOM (1.9%)
    Government (1.9%)
     625,000   United Kingdom (British Sterling Pound)..........   7.500%    12/07/06      1,016,007
                                                                                       -------------
               Total long-term debt securities (cost: $19,004,035)...................  $  17,250,353
                                                                                       -------------

SHARES/PAR
----------
SHORT-TERM SECURITIES (5.9%)
   1,208,778   Bankers Trust Institutional Liquid Assets, current rate 6.930%.......       1,208,778
   1,012,000   U.S. Treasury Bill...............................  5.862%  11/24/2000       1,002,937
   1,000,000   U.S. Treasury Bill...............................  5.840%  12/14/2000         987,833
                                                                                      --------------
               Total short-term securities (cost: $3,199,185).......................       3,199,548
                                                                                      --------------
               Total investments in securities (cost: $53,749,929) (d)..............  $   53,780,694
                                                                                      ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principle amounts for foreign debt securities are denominated in the currencies indicated.
(d) At September 30, 2000 the cost of securities for federal income tax purposes was $54,104,209. The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:

  Gross unrealized appreciation..........  $  6,264,729
  Gross unrealized depreciation..........    (6,588,244)
                                           ------------
  Net unrealized depreciation............  $   (323,515)
                                           ============

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2000

                                ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $53,749,929)........................   $  53,780,694
Cash in bank on demand deposit.........................           8,693
Receivable for Fund shares sold........................           5,344
Accrued interest and dividend receivable...............         446,036
Receivable for refundable foreign income taxes
 withheld..............................................          50,355
Unrealized appreciation on forward foreign currency
 contracts held, at
 value (note 4)........................................          28,842
                                                          -------------
    Total assets.......................................      54,319,964
                                                          -------------
                              LIABILITIES
Bank overdraft of foreign currency (cost: 215,789).....         213,011
Payable for Fund shares redeemed.......................          32,508
Payable to Adviser.....................................           7,224
                                                          -------------
    Total liabilities..................................         252,743
                                                          -------------
Net assets applicable to outstanding capital stock.....   $  54,067,221
                                                          =============
Represented by:
  Capital stock - authorized 10 billion shares
  (Class A - 2 billion shares, Class B - 2 billion
  shares, Class C - 2 billion shares and 4 billion
  shares unallocated) of $.01 par value................   $      46,705
  Additional paid-in capital...........................      50,399,580
  Accumulated net realized gains from investments and
  foreign currency transactions........................       4,701,241
  Excess distributions of net investment income........      (1,083,724)
  Unrealized appreciation on investments and
  translation of assets and liabilites in foreign
  currency.............................................           3,419
                                                          -------------
    Total - representing net assets applicable to
    outstanding capital stock..........................   $  54,067,221
                                                          =============
Net assets applicable to outstanding Class A shares....   $  47,692,601
                                                          =============
Net assets applicable to outstanding Class B shares....   $   4,646,776
                                                          =============
Net assets applicable to outstanding Class C shares....   $   1,727,844
                                                          =============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 4,115,810...............   $       11.59
                                                          =============
  Class B - Shares outstanding 404,462.................   $       11.49
                                                          =============
  Class C - Shares outstanding 150,239.................   $       11.50
                                                          =============

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.............................   $     836,606
  Dividends (net of foreign withholding
    taxes of $90,114)..................       1,141,912
                                          -------------
      Total investment income..........       1,978,518
                                          -------------
Expenses (note 5):
  Investment advisory fee..............         456,877
  Rule 12b-1 - Class A.................         125,804
  Rule 12b-1 - Class B.................          52,457
  Rule 12b-1 - Class C.................          20,248
  Administrative services fee..........          63,600
  Transfer agent and shareholder
    services fee.......................          63,266
  Custodian fees.......................          36,276
  Auditing and accounting services.....          21,730
  Fund accounting servicing fee........          52,063
  Legal fees...........................          13,447
  Directors' fees......................             758
  Registration fees....................          30,066
  Printing and shareholder reports.....          56,957
  Insurance............................           3,634
  Other................................           7,687
                                          -------------
      Total expenses...................       1,004,870
                                          -------------
  Less fees and expenses waived or
    absorbed by Adviser and
    Distributor:
    Class A distribution fees..........         (25,174)
    Other waived fees..................         (48,370)
                                          -------------
      Total fees and expenses waived or
       absorbed........................         (73,544)
                                          -------------
      Total net expenses...............         931,326
                                          -------------
      Investment income - net..........       1,047,192
                                          -------------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............       4,859,131
    Foreign currency transactions......        (152,470)
                                          -------------
                                              4,706,661
                                          -------------
  Net change in unrealized appreciation
    or depreciation on:
    Investments........................      (2,251,706)
    Translation of assets and
     liabilities in foreign
     currencies........................          13,051
                                          -------------
                                             (2,238,655)
                                          -------------
      Net gains on investments and
       foreign currencies..............       2,468,006
                                          -------------
Net increase in net assets resulting
  from operations......................   $   3,515,198
                                          =============

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                              2000            1999
                                          -------------   -------------
Operations:
  Investment income - net..............   $  1,047,192    $    962,175
  Net realized gains on investments and
    foreign currency transactions......      4,706,661       3,023,068
  Net change in unrealized appreciation
    or depreciation on investments and
    translation of assets and
    liabilites in foreign currency.....     (2,238,655)      4,821,805
                                          ------------    ------------
      Increase in net assets resulting
        from operations................      3,515,198       8,807,048
                                          ------------    ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................     (1,527,226)       (458,918)
    Class B............................        (94,738)        (27,664)
    Class C............................        (35,036)        (13,418)
  Net realized gains on investments:
    Class A............................     (2,403,909)     (1,647,144)
    Class B............................       (253,578)       (184,787)
    Class C............................       (101,998)       (108,873)
                                          ------------    ------------
      Total distributions..............     (4,416,485)     (2,440,804)
                                          ------------    ------------
Capital share transactions (notes 5 and
  6):
  Proceeds from sales:
    Class A............................      1,208,791       9,201,903
    Class B............................        608,208       1,190,985
    Class C............................        186,743         255,735
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................      2,857,463       1,782,694
    Class B............................        333,981         212,640
    Class C............................        136,616         119,179
  Payments for redemption of shares:
    Class A............................     (5,038,334)    (12,983,074)
    Class B............................     (1,535,512)     (1,532,470)
    Class C............................     (1,094,732)     (1,276,785)
                                          ------------    ------------
      Decrease in net assets from
        capital share transactions.....     (2,336,776)     (3,029,193)
                                          ------------    ------------
      Total increase (decrease) in net
        assets.........................     (3,238,063)      3,337,051
Net assets at beginning of year........     57,305,284      53,968,233
                                          ------------    ------------
Net assets at end of year (including
  undistributed net investment income
  (loss) of ($1,083,724) and $456,217,
  respectively)........................   $ 54,067,221    $ 57,305,284
                                          ============    ============

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

(1) ORGANIZATION

    The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    The fund elected to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended September 30, 2000, reduced accumulated net realized gains for tax purposes by $388,706. On the statement of assets and liabilities, as a result of the fund's election to utilize equalization debits and other permanent book-to-tax differences, a reclassification adjustment was made to increase accumulated net investment loss by $930,133, increase accumulated net realized gains by $541,482, and increase additional paid-in capital by $388,651.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $24,449,389 and $33,147,292, respectively.

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On September 30, 2000, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE        CURRENCY TO          CURRENCY TO       UNREALIZED     UNREALIZED
  DATE         BE DELIVERED          BE RECEIVED      APPRECIATION   DEPRECIATION
---------   -------------------  -------------------  ------------   ------------
 10/13/00     1,222,712     US$  130,500,000     JPY    $     -        $11,818
 10/20/00     1,565,929     US$  166,928,000     JPY          -         14,800
 10/13/00   130,500,000     JPY    1,234,626     US$     23,733              -
 10/20/00   166,928,000     JPY    1,582,856     US$     31,727              -
                                                        -------        -------
                                                        $55,460        $26,618
                                                        =======        =======

JPY  Japanese Yen
US$  United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $250 million in net assets, .65 percent on the next $250 million, .60 percent on the next $500 million and .55 percent on net assets in excess of $1 billion. Prior to May 1, 2000, the fee was based on the average daily net assets of the Fund at the annual rate of .95 percent on the first
$25 million, .75 on the next $50 million and .60 percent on net assets in excess of $100 million.

    Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next
$50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .20 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $25,174 for the year ended
September 30, 2000.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,300 per month for accounting, auditing, legal, and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.62% of Class A average daily net assets, 2.42% of Class B average daily net assets and 2.42% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $48,370 in expenses which were otherwise payable by the Fund, in addition to the waived Class 12b-1 fees discussed above.

    The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services. Under this agreement, the annual fee is equal to the greater of $45,000 or .08 percent of the first
$150 million in net assets and .05 percent of net assets in excess of $150 million.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $153,603.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,901,337 shares or 70.5 percent of the Fund's Class A shares.

    During the year ended September 30, 2000, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,907.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 2000, and 1999 were as follows:

                                                  CLASS A                CLASS B               CLASS C
                                           ---------------------   -------------------   -------------------
                                             2000        1999        2000       1999       2000       1999
                                           --------   ----------   --------   --------   --------   --------
Sold.....................................   100,849      782,370     51,861    105,488    15,773      23,027
Issued for reinvested distributions......   243,718      160,601     28,797     19,495    11,786      10,820
Redeemed.................................  (422,126)  (1,106,103)  (130,048)  (136,104)  (92,564)   (111,811)
                                           --------   ----------   --------   --------   -------    --------
                                            (77,559)    (163,132)   (49,390)   (11,121)  (65,005)    (77,964)
                                           ========   ==========   ========   ========   =======    ========

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                            CLASS A
                                                      ---------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------
                                                       2000       1999       1998       1997       1996
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of year................    $ 11.80    $ 10.56    $ 13.29    $ 11.42    $ 10.79
                                                      -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income...........................        .23        .21        .28        .31        .25
  Net gains (losses) on securities (both realized
    and unrealized)...............................        .50       1.52      (1.95)      2.24        .87
                                                      -------    -------    -------    -------    -------
    Total from investment operations..............        .73       1.73      (1.67)      2.55       1.12
                                                      -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income............       (.36)      (.11)      (.14)      (.40)      (.28)
  Distributions from net realized gains...........       (.58)      (.38)      (.92)      (.28)      (.21)
                                                      -------    -------    -------    -------    -------
    Total distributions...........................       (.94)      (.49)     (1.06)      (.68)      (.49)
                                                      -------    -------    -------    -------    -------
Net asset value, end of year......................    $ 11.59    $ 11.80    $ 10.56    $ 13.29    $ 11.42
                                                      =======    =======    =======    =======    =======
Total return (b)..................................       6.26%     16.65%    (13.02)%    23.09%     10.73%
Net assets, end of year (in thousands)............    $47,693    $49,502    $46,025    $54,090    $40,381
Ratio of expenses to average daily net assets
  (c).............................................       1.52%      1.63%      1.62%      1.51%      1.85%
Ratio of net investment income (loss) to average
  daily net assets (c)............................       1.92%      1.77%      2.38%      2.58%      2.39%
Portfolio turnover rate (excluding short-term
  securities).....................................       44.2%      73.8%      57.0%      73.4%      56.1%

------------

(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $73,544, $35,105, $162,744, $114,735, and $53,123 in expenses for the years ended
     September 30, 2000, 1999, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.65%, 1.70%, 1.91%, 1.75% and 2.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.79%, 1.70%, 2.09%, 2.34% and 2.24%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.42%, 2.43%, 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 1.02%, .94%, 1.62% and 3.12%, respectively, for the years ended September 30, 2000, 1999, 1998 and for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.43%, 2.44%, 2.64%, 2.45% and 2.61%, respectively, and the ratio of net investment income to average daily net assets would have been .99%, .94%, 1.37%, 1.74% and 1.15%, respectively for the years ended
     September 30, 2000, 1999, 1998, 1997, and 1996, respectively.
(d)  Adjusted to an annual basis

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                         CLASS B
                                                      ---------------------------------------------
                                                                                       PERIOD FROM
                                                                                       JANUARY 31,
                                                        YEAR ENDED SEPTEMBER 30,       1997(A) TO
                                                      ----------------------------    SEPTEMBER 30,
                                                       2000      1999       1998          1997
                                                      ------    -------    -------    -------------
Net asset value, beginning of year................    $11.66    $10.47     $ 13.23        $11.95
                                                      ------    ------     -------        ------
Income from investment operations:
  Net investment income...........................       .11       .12         .19           .18
  Net gains (losses) on securities (both realized
    and unrealized)...............................       .51      1.51       (1.93)         1.28
                                                      ------    ------     -------        ------
    Total from investment operations..............       .62      1.63       (1.74)         1.46
                                                      ------    ------     -------        ------
Less distributions:
  Dividends from net investment income............      (.21)     (.06)       (.10)         (.18)
  Distributions from net realized gains...........      (.58)     (.38)       (.92)            -
                                                      ------    ------     -------        ------
    Total distributions...........................      (.79)     (.44)      (1.02)         (.18)
                                                      ------    ------     -------        ------
Net asset value, end of year......................    $11.49    $11.66     $ 10.47        $13.23
                                                      ======    ======     =======        ======
Total return (b)..................................      5.32%    15.84%     (13.63)%       12.30%
Net assets, end of year (in thousands)............    $4,647    $5,293     $ 4,869        $2,287
Ratio of expenses to average daily net assets
  (c).............................................      2.32%     2.43%       2.29%         2.33%(d)
Ratio of net investment income (loss) to average
  daily net assets (c)............................      1.12%      .94%       1.77%         3.26%(d)
Portfolio turnover rate (excluding short-term
  securities).....................................      44.2%     73.8%       57.0%         73.4%

                                                                        CLASS C
                                                    ------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------
                                                     2000       1999      1998       1997      1996
                                                    -------    ------    -------    ------    ------
Net asset value, beginning of year................  $11.66     $10.48    $ 13.24    $11.40    $10.77
                                                    ------     ------    -------    ------    ------
Income from investment operations:
  Net investment income...........................     .11        .10        .18       .23       .15
  Net gains (losses) on securities (both realized
    and unrealized)...............................     .51       1.52      (1.92)     2.19       .89
                                                    ------     ------    -------    ------    ------
    Total from investment operations..............     .62       1.62      (1.74)     2.42      1.04
                                                    ------     ------    -------    ------    ------
Less distributions:
  Dividends from net investment income............    (.20)      (.06)      (.10)     (.30)     (.20)
  Distributions from net realized gains...........    (.58)      (.38)      (.92)     (.28)     (.21)
                                                    ------     ------    -------    ------    ------
    Total distributions...........................    (.78)      (.44)     (1.02)     (.58)     (.41)
                                                    ------     ------    -------    ------    ------
Net asset value, end of year......................  $11.50     $11.66    $ 10.48    $13.24    $11.40
                                                    ======     ======    =======    ======    ======
Total return (b)..................................    5.36%     15.71%    (13.67)%   21.95%     9.93%
Net assets, end of year (in thousands)............  $1,728     $2,510    $ 3,074    $4,025    $1,811
Ratio of expenses to average daily net assets
  (c).............................................    2.33%      2.44%      2.49%     2.37%     2.61%
Ratio of net investment income (loss) to average
  daily net assets (c)............................    1.09%       .94%      1.52%     1.82%     1.15%
Portfolio turnover rate (excluding short-term
  securities).....................................    44.2%      73.8%      57.0%     73.4%     56.1%

------------

(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $73,544, $35,105, $162,744, $114,735, and $53,123 in expenses for the years ended
     September 30, 2000, 1999, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.65%, 1.70%, 1.91%, 1.75% and 2.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.79%, 1.70%, 2.09%, 2.34% and 2.24%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.42%, 2.43%, 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 1.02%, .94%, 1.62% and 3.12%, respectively, for the years ended September 30, 2000, 1999, 1998 and for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.43%, 2.44%, 2.64%, 2.45% and 2.61%, respectively, and the ratio of net investment income to average daily net assets would have been .99%, .94%, 1.37%, 1.74% and 1.15%, respectively for the years ended
     September 30, 2000, 1999, 1998, 1997, and 1996, respectively.
(d)  Adjusted to an annual basis

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                  PER SHARE
------------                                                  ----------
Income distributions - taxable as dividend income, 0%
 qualifying for deduction by corporations.
December 3, 1999*...........................................  $    .0771
December 21, 1999...........................................       .1497
March 23, 2000..............................................       .0283
June 22, 2000...............................................       .1006
September 30, 2000..........................................       .0825
                                                              ----------
                                                              $    .4382
                                                              ==========

*Represents $.0771 of short-term capital gains (taxable as dividend income).

CLASS B

PAYABLE DATE                                                  PER SHARE
------------                                                  ----------
Income distributions - taxable as dividend income, 0%
 qualifying for deduction by corporations.
December 3, 1999*...........................................  $    .0771
December 21, 1999...........................................       .1265
March 23, 2000..............................................       .0077
June 22, 2000...............................................       .0764
                                                              ----------
                                                              $    .2877
                                                              ==========

*Represents $.0771 of short-term capital gains (taxable as dividend income).

CLASS C

PAYABLE DATE                                                  PER SHARE
------------                                                  ----------
Income distributions - taxable as dividend income, 0%
 qualifying for deduction by corporations.
December 3, 1999*...........................................  $    .0771
December 21, 1999...........................................       .1249
June 22, 2000...............................................       .0766
                                                              ----------
                                                              $    .2786
                                                              ==========

*Represents $.0771 of short-term capital gains (taxable as dividend income).

CAPITAL GAINS DISTRIBUTIONS - TAXABLE AS LONG-TERM CAPITAL GAINS, 20% RATE

Total long-term capital gain distributions were.............  $2,781,056
                                                              ==========

ADVANTUS INTERNATIONAL BALANCED FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED) - CONTINUED

    The fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing for your foreign tax credit.

                                   CLASS A      CLASS A      CLASS B      CLASS B      CLASS C      CLASS C
                                   FOREIGN      FOREGIN      FOREIGN      FOREGIN      FOREIGN      FOREGIN
                                    INCOME      TAX PAID      INCOME      TAX PAID      INCOME      TAX PAID
COUNTRY                           PER SHARE    PER SHARE    PER SHARE    PER SHARE    PER SHARE    PER SHARE
-------                           ----------   ----------   ----------   ----------   ----------   ----------
Argentina.......................  $0.003773    $       -    $0.002201    $       -    $0.002106    $       -
Australia.......................   0.041653     0.000428     0.024299     0.000250     0.023249     0.000239
Austria.........................   0.000437     0.000053     0.000255     0.000031     0.000244     0.000030
Belgium.........................   0.032291            -     0.018838            -     0.018024            -
Bermuda.........................   0.006006            -     0.003504            -     0.003352            -
Brazil..........................   0.017740     0.000244     0.010349     0.000142     0.009902     0.000136
Canada..........................   0.013447            -     0.007845            -     0.007506            -
Denmark.........................   0.006084            -     0.003549            -     0.003396            -
Finland.........................   0.010885     0.001664     0.006350     0.000971     0.006076     0.000929
France..........................   0.041481            -     0.024199            -     0.023153            -
Germany.........................   0.032563     0.001190     0.018997     0.000694     0.018176     0.000664
Hong Kong.......................   0.013808            -     0.008055            -     0.007707            -
Indonesia.......................   0.001902            -     0.001110            -     0.001062            -
Israel..........................   0.000775            -     0.000452            -     0.000433            -
Italy...........................   0.043484     0.003055     0.025367     0.001782     0.024271     0.001705
Japan...........................   0.042634     0.000770     0.024872     0.000449     0.023797     0.000430
Mexico..........................   0.003896     0.000059     0.002273     0.000034     0.002175     0.000033
Netherlands.....................   0.028374     0.000991     0.016553     0.000578     0.015838     0.000553
New Zealand.....................   0.009347     0.000910     0.005453     0.000531     0.005217     0.000508
Norway..........................   0.002100     0.000227     0.001225     0.000132     0.001172     0.000127
Peru............................   0.003164     0.000133     0.001846     0.000078     0.001766     0.000074
Phillipines.....................   0.000126     0.000025     0.000074     0.000015     0.000070     0.000014
Spain...........................   0.022604     0.001681     0.013187     0.000981     0.012617     0.000938
South Africa....................   0.002162            -     0.001261            -     0.001207            -
Sweden..........................   0.018689     0.001205     0.010903     0.000703     0.010431     0.000673
Switzerland.....................   0.003491     0.000221     0.002037     0.000129     0.001949     0.000123
United Kingdom..................   0.088250     0.005977     0.051483     0.003487     0.049259     0.003336
                                  ---------    ---------    ---------    ---------    ---------    ---------
TOTAL FOREIGN...................   0.491167     0.018833     0.286537     0.010987     0.274155     0.010512
                                  ---------    ---------    ---------    ---------    ---------    ---------
United States...................   0.016587            -     0.009677            -     0.009258            -
                                  ---------    ---------    ---------    ---------    ---------    ---------
TOTAL...........................  $0.507754    $0.018833    $0.296213    $0.010987    $0.283414    $0.010512
                                  =========    =========    =========    =========    =========    =========

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                      SHAREHOLDER VOTING RESULTS

    On April 17, 2000, a special meeting of shareholders of Advantus International Balanced Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                                           VOTES     VOTES
DIRECTOR                                                    FOR     WITHHELD
--------                                                 ---------  --------
Charles E. Arner.......................................  3,818,544    9,963
Ellen S. Berscheid.....................................  3,819,169    9,338
Ralph D. Ebbott........................................  3,818,544    9,963
Frederick P. Feuerherm.................................  3,819,616    8,891
William N. Westhoff....................................  3,819,532    8,975

(2) To approve the elimination or modification of the following investment policies for:

                                                           VOTES     VOTES    VOTES
                                                            FOR     AGAINST  WITHHELD
                                                         ---------  -------  --------
A.   Modify policy regarding borrowing and the issuance
      of senior securities.............................  3,379,627   5,061    31,986
B.   Modify policy regarding concentration in a
      particular industry..............................  3,380,146   4,542    31,986
C.   Modify policy regarding investments in real estate
      and commodities..................................  3,380,086   4,602    31,986
D.   Modify policy regarding lending...................  3,374,823   9,865    31,986
E.   Eliminate policy restricting the pledging of
      assets...........................................  3,374,358   9,669    32,647
F.   Eliminate policy restricting margin purchases and
      short sales......................................  3,373,738  10,950    31,986

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                                           VOTES     VOTES    VOTES
                                                            FOR     AGAINST  WITHHELD
                                                         ---------  -------  --------
                                                         3,374,742   9,257    32,675

(4) To ratify the selection of KPMG LLP as independent public accountants for the Fund

                                                           VOTES     VOTES    VOTES
                                                            FOR     AGAINST  WITHHELD
                                                         ---------  -------  --------
                                                         3,793,212   1,695    33,601

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48651 Rev. 11-2000